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                                                                   Exhibit 99.1





                           CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named in the Registration Statement on Form S-1 of Darwin Professional Underwriters, Inc., a Delaware corporation (the "Company"), and in all subsequent amendments, including post-effective amendments, or supplements to the Registration Statement (including the prospectus contained therein and the filing of this consent as an exhibit to the Registration Statement), as a director nominee of the Company, with my election becoming effective at or prior to consummation of the offering contemplated therein.

Dated: March 6, 2006

                                                 /s/ R. Bruce Albro
                                                 -------------------------------
                                                 R. Bruce Albro



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                           CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named in the Registration Statement on Form S-1 of Darwin Professional Underwriters, Inc., a Delaware corporation (the "Company"), and in all subsequent amendments, including post-effective amendments, or supplements to the Registration Statement (including the prospectus contained therein and the filing of this consent as an exhibit to the Registration Statement), as a director nominee of the Company, with my election becoming effective at or prior to consummation of the offering contemplated therein.

Dated: March 6, 2006

                                                 /s/  Robert V. Deutsch
                                                 -------------------------------
                                                 Robert V. Deutsch


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                           CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named in the Registration Statement on Form S-1 of Darwin Professional Underwriters, Inc., a Delaware corporation (the "Company"), and in all subsequent amendments, including post-effective amendments, or supplements to the Registration Statement (including the prospectus contained therein and the filing of this consent as an exhibit to the Registration Statement), as a director nominee of the Company, with my election becoming effective at or prior to consummation of the offering contemplated therein.

Dated: March 6, 2006

                                                 /s/ William C. Popik, M.D.
                                                 -------------------------------
                                                 William C. Popik, M.D.



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                           CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named in the Registration Statement on Form S-1 of Darwin Professional Underwriters, Inc., a Delaware corporation (the "Company"), and in all subsequent amendments, including post-effective amendments, or supplements to the Registration Statement (including the prospectus contained therein and the filing of this consent as an exhibit to the Registration Statement), as a director nominee of the Company, with my election becoming effective at or prior to consummation of the offering contemplated therein.

Dated: March 6, 2006

                                                 /s/ George M. Reider, Jr.
                                                 -------------------------------
                                                 George M. Reider, Jr.